SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 17, 2002



                           DIGITAL POWER CORPORATION
             (Exact name of registrant as specified in its charter)


California                     1-12711                       94-1721931
----------                     -------                       -------------------
(State or other          (Commission File No.)               (I.R.S. Employer
 jurisdiction                                                Identification No.)
 of incorporation)



              41920 Christy Street, Fremont, California 94538-3158
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (510) 657-2635
              (Registrant's telephone number, including area code)



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Item 5.  Other

         The Annual Meeting of the Shareholders of Digital Power Corporation was reconvened on Thursday, October 17, 2002 at 9:00 a.m. at our corporate offices located at 41920 Christy Street, Fremont, California 94538. At the annual meeting, the shareholders elected David Amitai, Benzion Diamont, Josef Berger, Mark Thum, Yechezkel Mahea and Youal Minipaz to the Board of Directors to hold office until the next annual meeting or until their successors are elected and qualified. The shareholders also approved the 2002 Stock Option Plan.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DIGITAL POWER CORPORATION,
                                    a California Corporation



Dated:  10/17/02                    /S/ Haim Yatim
                                    ________________________________
                                    Haim Yatim,
                                    Chief Financial Officer